EQ Advisors TrustSM

EQ/JPMorgan Value Opportunities Portfolio – Class IA, IB and K Shares

Summary Prospectus dated May 1, 2018

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s current Prospectus and Statement of Additional Information (“SAI”), dated May 1, 2018, as may be amended or supplemented from time to time, and the Portfolio’s audited financial statements included in its annual report to shareholders dated December 31, 2017, are incorporated by reference into this Summary Prospectus. You canfind the Portfolio’s Prospectus, SAI and other information about the Portfolio online at www.axa-equitablefunds.com/allportfolios.aspx. You can also get this information at no cost by calling 1-877-222-2144 or by sending an e-mail request to service@axa.us.com. This Summary Prospectus is intended for use in connection with avariable contract as defined in Section 817(d) of the Internal Revenue Code (“Contracts”) and certain other eligible investors and is not intended for use by other investors.

Investment Objective: Seeks to achieve long-term capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/JPMorgan Value Opportunities Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.60%	0.60%	0.60%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.13%	0.13%	0.13%
Total Annual Portfolio Operating Expenses	0.98%	0.98%	0.73%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$100	$312	$542	$1,201
Class IB Shares	$100	$312	$542	$1,201
Class K Shares	$75	$233	$406	$906

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 120% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of mid- and large-capitalization companies. For this Portfolio, issuers with market capitalization between $2 billion and $5 billion are considered mid-capitalization while those above $5 billion are considered large-capitalization. The Portfolio may invest up to 10% of its net assets in foreign securities.

The Sub-Adviser employs a value-oriented investment approach that seeks to identify attractive companies through fundamental research and discounted cash flow analysis. The Sub-Adviser seeks to identify relative value within sectors by combining company analysis of its research and portfolio management teams with market sentiment and macro-insights of the portfolio managers. The Sub-Adviser may sell a security for a variety of reasons, including to invest in a company believed to offer superior investment opportunities.

The Portfolio may invest its uninvested cash in U.S. Treasury securities.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

The following risks are described in alphabetical order and not in order of importance or potential exposure.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investments in U.S. securities. Foreign markets may be less liquid, more

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volatile and subject to less government supervision and regulation than U.S. markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values, and it may take more time to clear and settle trades involving foreign securities. In addition, securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Investment Style Risk: The Portfolio may use a particular style or set of styles — in this case “value” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Value stocks are subject to the risks that, notwithstanding that a stock is selling at a discount to its perceived true worth, the stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually have been appropriately priced at the time of investment.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap Company Risk: The Portfolio’s investments in mid-cap companies may involve greater risks than investments in larger, more established issuers because mid-cap companies generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial and management resources and more limited markets for their securities as compared with larger companies. As a result, the value of such securities may be more volatile than the value of securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover, in excess of 100% in any given fiscal year) may result in increased transaction costs to the Portfolio, which may result in higher fund expenses and lower total return.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

U.S. Government Securities Risk: Securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)) are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the U.S. government are guaranteed as to the timely payment of interest and repayment of principal when held to maturity. Notwithstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Portfolio. Securities issued or guaranteed by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government related organizations may not have the funds to meet their payment obligations in the future.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2017 compared to the returns of a broad-based securities market index. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

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The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
21.72% (2009 2nd Quarter)	–20.78% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years/Since Inception
EQ/JPMorgan Value Opportunities Portfolio –Class IA Shares	17.70%	16.77%	8.00%
EQ/JPMorgan Value Opportunities Portfolio –Class IB Shares	17.72%	16.76%	7.89%
EQ/JPMorgan Value Opportunities Portfolio –Class K Shares (Inception Date: December 1, 2011)	18.04%	17.06%	16.73%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)	13.66%	14.04%	7.10%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009

Sub-Adviser: J.P. Morgan Investment Management, Inc. (“JPMorgan”)

Portfolio Manager: The individual primarily responsible for the securities selection, research and trading for the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Scott Blasdell	Managing Director of JPMorgan	May 2013

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and tax-qualified retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts, qualified plans and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account or plan, and exchanges and redemptions of Portfolio shares made by such an account or plan, ordinarily do not cause the holders of underlying Contracts or plan participants or beneficiaries to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders, plan participants or beneficiaries generally are taxed only on amounts they withdraw from their Contract or plan. See the prospectus for your Contract or your plan documentation for further tax information.

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PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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